                                                                   Exhibit 10.21

          PAYMENT WITH RESPECT TO THIS NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS SET FORTH IN SECTION 3 HEREIN. THIS NOTE WAS ORIGINALLY ISSUED ON SEPTEMBER 18, 1997, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW.


                            CII TECHNOLOGIES, INC.
                      JUNIOR SUBORDINATED PROMISSORY NOTE


September 18, 1997                                                   $_________


          CII Technologies, Inc., a Delaware corporation (the "Company"), hereby
                                                               -------
promises to pay to the order of _________ the principal amount of $________, together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

          This Junior Subordinated Promissory Note (this "Note") was issued
                                                          ----
pursuant to a Recapitalization Agreement, dated as of the date hereof (as amended and modified from time to time, the "Recapitalization Agreement"), by
                                             --------------------------
and among the Company, the initial holder of this Note and certain other Persons, and this Note is one of the "Junior Notes" referred to in the
                                      ------------
Recapitalization Agreement. The Recapitalization Agreement contains terms governing the rights of the holder of this Note, and all provisions of the Recapitalization Agreement are hereby incorporated herein by reference. Except as defined in Section 5 hereof or unless otherwise indicated herein, capitalized
              ---------
terms used in this Note have the same meanings set forth in the Recapitalization Agreement.

          1.   Interest.   Interest shall accrue on a daily basis at 11.54% per
               --------
annum on the sum of (a) the unpaid principal amount of this Note then outstanding and (b) all interest which was accrued and unpaid as of the
immediately preceding Interest Reference Date.   For purposes of this Note, the
last day of each December, beginning December 31, 1998, shall be an "Interest
                                                                     --------
Reference Date."  Any accrued interest which for any reason has not theretofore
--------------
been paid shall be paid in full on the date on which the final principal payment on this Note is made.

          2.   Payment of Principal on Note.
               ----------------------------

          (a)  Scheduled Payment.  The Company shall pay the principal amount of
               -----------------
$_________ (or such lesser principal amount then outstanding) to the holder of this Note on

September 18, 2008, together with all accrued and unpaid interest on the principal amount being repaid.

          (b)  Prepayments.  The Company may, at any time and from time to time
               -----------
without premium or penalty, prepay all or any portion of the outstanding principal amount of, or interest on, the Notes; provided that such prepayment is not prohibited by the provisions of Section 3 hereof. In connection with each
                                    ---------
prepayment of principal hereunder, the Company shall also pay all accrued and unpaid interest on the principal amount of the Notes being repaid.

          3.   Subordination; Restrictions on Payment.
               --------------------------------------

          (a) Anything in this Note to the contrary notwithstanding, the obligations of the Company in respect of the principal, interest, fees and charges on this Note shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Superior Debt.

          (b) In the event that the Company makes a general assignment for the benefit of creditors; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company (collectively referred to as an "Insolvency Event"), or upon any acceleration of
                                 ----------------
Superior Debt, then:

          (i) the holders of Superior Debt shall be entitled to receive payment in full in cash of all principal, premium, interest, fees, charges and other amounts then due on all Superior Debt (including interest, fees, charges and other amounts accruing thereon after the commencement of any such Insolvency Event at the rate provided in the documentation for such Superior Debt (irrespective of whether such interest, fees, charges or other amounts are allowed as a claim in such proceedings)) before the holder of this Note is entitled to receive any payment of any kind or character on account of principal, interest or other amounts due (or past due) upon this Note, and the holders of Superior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities or by set-off or otherwise, which may be payable or deliverable in any such proceedings in respect of this Note; and

          (ii) any payment or distribution of assets of the Company, of any kind or character, whether in cash, property or securities, to which the holder of this Note would be entitled except for the provisions of this Section 3(b) shall be paid or
                                       ------------
     delivered by the Company (or any receiver or trustee in such proceedings) directly to the holders of Superior Debt or their duly appointed agents for application of payment according to the priorities of such Superior Debt and ratably among the holders of any class of Superior Debt, for application in payment thereof until all

     Superior Debt (including interest, fees, charges and other amounts accrued thereon after the date of commencement of such proceedings at the rate provided in the documentation for such Superior Debt (irrespective of whether such interest, fees, charges or other amounts are allowed as a claim in such proceedings)) shall have been paid in full in cash.

          (c) In any proceedings with respect to any Insolvency Event, the holders of Superior Debt are authorized:

          (i) to submit and enforce any claims on this Note either in the name of the holders of Superior Debt or in the name of the holder of this Note as the attorney-in-fact of the holder of this
     Note in the event such claims have not been submitted by the holder of this Note before 10 days prior to the date when submission of such claims is due;

          (ii) to accept and execute receipts for any payment or distribution made with respect to this Note and to apply such payment or distribution to the payment of the Superior Debt; and

          (iii) to take any action and to execute any instruments necessary to effectuate the foregoing, either in the name of the holders of Superior Debt or in the name of the holder of this Note as the attorney-in-fact of the holder of this Note.

          (d) No payment of principal, interest or other amounts on this Note shall be made by or on behalf of the Company if there shall have occurred and be continuing or there would exist as a result of such a payment or distribution any default or event of default under any of the terms of any agreement relating to, or instrument evidencing, any Superior Debt (collectively, the "Blockage
                                                                    --------
Events").  The Company shall use reasonable efforts to notify the holder of this
------
Note in writing of the occurrence of a Blockage Event; provided, that, notwithstanding anything to the contrary in this Note), the failure of the Company to so notify the holder of this Note of the occurrence of a Blockage Event shall have no effect on the obligations of the Company or the holder of this Note during the continuance of such Blockage Event as set forth therein. Upon termination of a Blockage Event (so long as no other Blockage Event has occurred and is continuing or would occur as a result thereof), the Company shall resume making payments pursuant to the terms and conditions of this Note.

          (e)   Any amendment or modification of the terms of Section 3 of this
                                                              ---------
Note shall not be effective against any Person who was a holder of Superior Debt prior to or at the time of such amendment or modification unless such holder of Superior Debt so consents in writing.

          (f) The holders of Superior Debt may, at any time, in their discretion, renew, amend, extend or otherwise modify the terms and provisions of Superior Debt so held or exercise any of their rights under the Superior Debt including, without limitation, the waiver of defaults thereunder and the amendment of any of the terms or provisions thereof (or any notice evidencing or creating the same), all without notice to or assent from the holder of this Note. No compromise, alteration, amendment, renewal or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of the Superior Debt (or any instrument evidencing or creating the same), whether or not such release is in accordance with the provisions of the Superior Debt (or any instrument evidencing or creating the same), shall in any way alter or affect any of the subordination provisions of this Note.

          (g)  If, notwithstanding the provisions of Section 3 of this Note, any
                                                     ---------
payment or distribution of any kind or character (whether in cash, securities or other property) or any security shall be received by the holder of this Note in contravention of this Section 3 and before all the Superior Debt shall have been
                      ---------
paid in full in cash, such payment, distribution or security shall be held in trust for the benefit of, and shall be immediately paid over or delivered or transferred to, the holders of Superior Debt or their duly appointed agents for application of payment according to the priorities of such Superior Debt and ratably among the holders of any class of Superior Debt. Any such payments received by the holder of this Note and delivered to the holders of the Superior Debt shall be deemed not to be a payment on this Note for any reason whatsoever and the indebtedness under this Note shall remain as if such erroneous payment had never been paid by the Company or received by the holder of this Note. In the event of the failure of any holder of this Note to endorse or assign any such payment, distribution or security, each holder of any Superior Debt is hereby irrevocably authorized to endorse or assign the same.

          (h) No present or future holder of Superior Debt shall be prejudiced in its right to enforce the provisions of Section 3 of this Note by any act or
                                          ---------
failure to act on the part of the Company.

          (i) If there shall exist (i) any Blockage Event, or (ii) any Event of Default under this Note, the holder of this Note shall not take or continue any action, or exercise or continue to exercise any rights, remedies or powers under the terms of this Note, or exercise or continue to exercise any other right or remedy at law or equity that such holder might otherwise possess, to collect any amount due and payable in respect of this Note, including, without limitation, the acceleration of this Note (and if this Note has already been accelerated, the holder will, immediately upon becoming aware of the occurrence of such Blockage Event or Event of Default, reverse such acceleration), the commencement of any foreclosure on any lien or security interest, the filing of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction, unless and until the Superior Debt shall have been fully and finally paid, in cash, and satisfied, unless one or more of the holders of the Bank Debt shall have accelerated the maturity of the Bank Debt, or if no Bank Debt is outstanding, unless one or more of the holders of other Superior Debt shall have accelerated the maturity thereof, in an amount in excess of $1,000,000, in which case the holder of this Note shall be entitled to accelerate the maturity hereof but shall not be entitled to take any other action described above and, provided further, that the holder of this Note acknowledges and agrees that the acceleration of this Note shall immediately be reversed if and when (A) one or more holders of Superior Debt take similar action which results in the aggregate amount of Superior Debt to be accelerated to be less than $5,000,000 or (B) such Superior Debt is fully and finally paid in cash. Notwithstanding the foregoing or any permissible action taken by the holder of this Note, the holder of this Note shall not be entitled to receive any payment in contravention of the other provisions of this Section 3,
                                                             ---------
including without limitation Sections 3(b), 3(d) and 3(g).
                             -------------  ----     ----

          (j) If any payment or distribution to which any holder of this Note would otherwise have been entitled but for the provisions of this Section 3
                                                                  ---------
shall have been applied, pursuant to the provisions of this Section 3, to the
                                                            ---------
payment of Superior Debt, then and in such case and to such extent, the holder of this Note (A) following payment in full of the Superior Debt in cash, shall be entitled to receive any and all further payments or distributions applicable to Superior Debt, and (B) following payment in full of the Superior Debt in cash, shall be subrogated to the rights of the holders of the Superior Debt to receive distributions applicable to the Superior Debt, in each case until this Note shall have been paid in full in cash or such other consideration acceptable to the Holder of this Note in its sole discretion. If any holder of this Note has been subrogated to the rights of the holders of Superior Debt due to the operation of this Section 3(j), the Company agrees to take all such reasonable
                  ------------
actions as are requested by such holder of this Note in order to cause such holder to be able to obtain payments from the Company with respect to such subrogation rights as soon as possible.

          (k)  The provisions of this Section 3 are solely for the purpose of
                                      ---------
defining the relative rights of the holders of Superior Debt, on the one hand, and the holder of this Note on the other, against the Company and its assets, and nothing herein is intended to or shall impair, as between the Company and the holder of this Note, the obligations of this Company which are absolute and unconditional, to pay to the holder the principal and interest on this Note as and when they become due and payable in accordance with their terms, or is intended to or will affect the relative rights of the holder of this Note and creditors of the Company other than the holders of the Superior Debt, nor, except as provided in this Section 3, will anything herein or therein prevent
                           ---------
the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note subject to the rights, if any, under this Section 3 of the holders of Superior Debt in respect of cash, property or
     ---------
securities of the Company received upon the exercise of any such remedy and subject to this Section 3.
                ---------

          4.   Events of Default.
               -----------------

          (a)  Definition.  For purposes of this Note, an Event of Default shall
               ----------
be deemed to have occurred if

          (i) the Company fails to pay when due and payable (whether at maturity or otherwise) the full amount of interest then accrued on any Note or the full amount of any principal payment on any Note, and such failure to pay is not cured within thirty business days after the occurrence thereof; or

           (ii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (A) the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days.

The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          (b)   Consequences of Events of Default.  Subject to
                ---------------------------------
     Section 3:
     ---------

          (i)   If any Event of Default of the type described in
     Section 4(a)(i) has occurred and is continuing, the interest rate
     ---------------
     on this Note shall increase immediately by an increment of two percentage points (2%) to the extent permitted by law. Any increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this subparagraph).

          (ii)  If any Event of Default of the type described in
     Section 4(a)(i) has occurred and is continuing, the holder or
     ---------------
     holders of Notes representing at least a majority of the aggregate principal amount of all Notes then outstanding may declare all or any portion of the outstanding principal amount of the Notes (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any portion of the outstanding principal amount of the Notes (together with all such other amounts then due and payable). The Company shall give prompt written notice of any such demand to the other holders of Notes, each of which may demand immediate payment of all or any portion of such holder's Note. If any holder or holders of the Notes demand immediate payment of all or any portion of the Notes, the Company shall immediately pay to such holder or holders all amounts due and payable with respect to such Notes.

          (iii) If an Event of Default of the type described in
     Section 4(a)(ii) has occurred, the aggregate principal amount of
     ----------------
     the Notes (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the holders of the Notes, and the Company shall immediately pay to the holders of the Notes all amounts due and payable with respect to the Notes.

          (iv) Each holder of the Notes shall also have any other rights which such holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

          (v) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

          5.   Definitions.  For purposes of the Notes, the following
               -----------
capitalized terms have the following meaning.

          "Bank Debt" means (i) indebtedness under the Credit Agreement dated as
           ---------
of the date hereof, among the Company, certain of the Company's affiliates, Bank of America National Trust and Savings Association and a group of lenders for which it is acting as agent, including, without limitation, principal, reimbursement obligations under letters of credit, bankers acceptances, interest rate protection agreements, and similar obligations, interest accruing before and after any Insolvency Event at the rate provided in the documentation with respect thereto (irrespective of whether such interest is allowed as a claim in any such proceeding), premiums, penalties, fees, indemnities or expenses, and regardless of whether direct or indirect, now existing or hereafter arising, absolute or contingent, secured or unsecured, or long or short term, (ii) obligations arising under guarantees executed by the Company or any of its Subsidiaries of items described in (i) above, and (iii) renewals, extensions, refundings, refinancings, deferrals, restructurings, amendments and modifications of the items described in (i) and/or (ii) above.

          "Notes" means, collectively, this Note and the other Junior Notes
           -----
issued pursuant to the Recapitalization Agreement.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Superior Debt" means all (i) principal of, interest and premium (if
           -------------
any) on, indebtedness for borrowed money of the Company (including, without limitation, guarantees and other contingent obligations with respect to indebtedness for borrowed money of its Subsidiaries) owing to commercial banks, investment banks, insurance companies, funds and other lending or financial institutions or entities, whether now outstanding or hereafter created, incurred, assumed or guaranteed, (ii) all obligations in respect of all Bank Debt and (iii) renewals, extensions, refundings, refinancings, deferrals, restructurings, amendments and modifications of the items described in (i) and (ii) above.

          6.   Transfer Restrictions.  The holder of this Note agrees not to
               ---------------------
sell, transfer, assign, pledge or otherwise dispose of any interest in this Note to any Person who or which is not an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission. Any transfer or attempted transfer of this Note in violation of any provision of this Section 6 shall be void, and the Company shall not record such transfer on
     ---------
its books or treat any purported transferee of this Note as the owner of this Note for any purpose.

          7.   Amendment and Waiver.  Except as otherwise expressly provided
               --------------------
herein, the provisions of the Notes may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the outstanding principal amount of the Notes.

          8.   Cancellation.  After all principal and accrued interest at any
               ------------
time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

          9.   Payments.  All payments to be made to the holders of the Notes
               --------
shall be made in the lawful money of the United States of America in immediately available funds.

          10.  Place of Payment.  Payments of principal and interest shall be
               ----------------
delivered to the holder of this Note at such address as is specified by prior written notice by the holder to the Company.

          11.  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          12.  Waiver of Presentment, Demand and Dishonor.  The Company hereby
               ------------------------------------------
waives presentment for payment, protest, demand, notice of protest, notice of nonpayment and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Contingent Note and any and all extensions, renewals, and modifications hereof.

          13.  Business Days.  If any payment is due, or any time period for
               -------------
giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of Illinois or the State of North Carolina, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

          14.  Usury Laws.  It is the intention of the Company and the holder of
               ----------
this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

                 *          *          *          *          *

          IN WITNESS WHEREOF, the Company has executed and delivered this Junior Subordinated Promissory Note on the date first above written.

                              CII TECHNOLOGIES, INC.

                              By:   ______________________________

                              Its:  ______________________________